Related parties transactions	6 Months Ended
Jun. 30, 2025
Related Party [Abstract]
Related parties transactions	Related parties transactions
Investments in associated companies
During the second quarter of 2025, Alcon increased its voting interest in an associated company to approximately 21.6% from approximately 20.0% as of December 31, 2024. As of December 31, 2024, Alcon also held voting interests of approximately 40.3% in an associated company which Alcon acquired a majority interest in during the first quarter of 2025 and 8.8% in an associated company which was wholly acquired during the first quarter of 2025. Associated companies are accounted for using the equity method as Alcon is considered to have significant influence.
The below table summarizes activity related to investments in associated companies for the six months ended June 30, 2025 and 2024.

	Investments in associated companies
($ millions)	2025	2024
Balance as of January 1	293	10
Purchases	8	—
Share of (loss) from associated companies recognized in Consolidated Income Statement	(15)	—
Gains on fair value remeasurements recognized in Consolidated Income Statement(1)	142	—
Recognition of business combinations(1)	(348)	—
Balance as of June 30	80	10
(1)    Refer to Note 11 for additional information.
There were no amounts due from associated companies as of June 30, 2025. As of December 31, 2024, long-term convertible notes due from associated companies included in Financial assets on the Condensed Consolidated Balance Sheet amounted to $11 million.